UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2015

Cole Corporate Income Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54940	27-2431980
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016

(Address of principal executive offices)

(Zip Code)

(602) 778-8700

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

Cole Corporate Income Trust, Inc. (the “Company”) held a Special Meeting of Stockholders on January 27, 2015 (the “Special Meeting”). As of December 12, 2014, the record date for the Special Meeting, there were 197,605,729 shares of common stock issued and outstanding and eligible to be voted at the Special Meeting.

Proxies for the Special Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Set forth below are the voting results for the proposals considered and voted upon at the Special Meeting, all of which were described in the definitive Joint Proxy Statement/Prospectus filed by Select Income REIT (“SIR”) and the Company with the U.S. Securities and Exchange Commission (the “SEC”) on December 23, 2014.

The Company’s stockholders approved the merger of the Company with and into SC Merger Sub, LLC (“SIR Merger Sub”), a wholly owned subsidiary of SIR, with SIR Merger Sub surviving as a wholly owned subsidiary of SIR (the “Merger”), pursuant to that certain Agreement and Plan of Merger, dated as of August 30, 2014, as amended from time to time (the “Merger Agreement”), by and among the Company, SIR and SIR Merger Sub, and the other transactions contemplated by the Merger Agreement by the following vote:

For	Against	Abstain	Broker Non-Votes
120,005,549.10	5,659,664.95	3,635,589.03	0

Because the holders of a majority of the outstanding shares approved the proposal to approve the Merger and the other transactions contemplated by the Merger Agreement, the vote to approve the adjournment of the Special Meeting if there had not been sufficient votes to approve the Merger was not called.

No other proposals were submitted to a vote of the Company’s stockholders.

Item 7.01	Regulation FD Disclosure

On January 27, 2015, the Company issued a press release, attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference, announcing that stockholders of the Company have approved the Merger.

This Item 7.01 and the attached Exhibit 99.1 are provided under Item 7.01 of Form 8-K and are furnished to, and shall not be deemed to be “filed” with, the SEC.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press release issued by Cole Corporate Income Trust, Inc. on January 27, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 27, 2015	COLE CORPORATE INCOME TRUST, INC.

	By:	/s/ Simon J. Misselbrook
	Name:	Simon J. Misselbrook
	Title:	Chief Financial Officer and Treasurer
Principal Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press release issued by Cole Corporate Income Trust, Inc. on January 27, 2015.